Prospectus Supplement	October 2, 2006

PUTNAM MONEY MARKET FUND Prospectus dated January 30, 2006

Change to class C purchase limit

The language under the heading “What class of shares is best for me?” is revised to reflect that the $1,000,000 purchase limit on class C shares does not apply to class C shares sold to qualified employee benefit plans.

237880 9/06